Exhibit 1.1
3,260,870 Shares
HEARTLAND EXPRESS, INC.
Common Stock
UNDERWRITING AGREEMENT
July 21, 2020
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:
The 2009 Gerdin Heartland Trust UTA 7/15/2009 (the “Selling Stockholder”), a stockholder of Heartland Express, Inc., a Nevada corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to sell to Morgan Stanley & Co. LLC (“you,” “Morgan Stanley” or the “Underwriter”) an aggregate of 3,260,870 shares (the “Firm Shares”) of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”).  In addition, the Selling Stockholder has agreed to sell to the Underwriter, upon the terms and conditions stated herein, up to an additional 489,130 shares of Common Stock.  The up to 489,130 of additional shares to be sold by the Selling Stockholder are referred to in this Underwriting Agreement (this “Agreement”) as the “Additional Shares.”  The Firm Shares and the Additional Shares are collectively referred to in this Agreement as the “Shares.”
The Company and the Selling Stockholder wish to confirm as follows their agreement with the Underwriter in connection with the purchase of the Shares from the Selling Stockholder.
1.          Registration Statement and Prospectus.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), an automatic shelf registration statement on Form S-3 (File No. 333-239983) covering the registration of the sale of the Shares under the Act, which became effective under Rule 462(e) under the Act and which includes a prospectus subject to completion (together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, the “Base Prospectus”).  Any reference in this Agreement to the “Registration Statement” as of any time shall mean such automatic shelf registration statement, as amended by any post-effective amendments thereto to such time, including any financial statements, exhibits and schedules thereto to such time, and the information deemed pursuant to Rule 430B under the Act (“Rule 430B”) to be part thereof (“Rule 430 Information”) (including any Rule 430 Information in any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act); and any reference in this Agreement to the “Registration Statement” without reference to a time means such automatic shelf registration statement, as amended by any post-effective amendments thereto as of the time of the first contract of sale for any of the Shares, which time shall be considered the “new effective date” of such registration statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B, including any financial statements, exhibits and any schedules thereto as of such time, and any Rule 430B Information (including any Rule 430 Information in any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act).  The Base Prospectus together with the prospectus supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Act) in connection with confirmation of sales of the Shares are collectively referred to herein as the “Prospectus.”  The Base Prospectus together with any preliminary prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act (“Rule 424(b)”) that amends or supplements such prospectus and each other amendment or supplement to such prospectus from time to time until the date of the Prospectus is referred to in this Agreement as a “Preliminary Prospectus.”  Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein, and shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.  For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Act (“Rule 405”), and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Common Stock. “Testing-the-Waters Communication” shall mean any communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B of the Act.  “Time of Sale Information” shall mean the Preliminary Prospectus together with the free writing prospectuses, if any, identified in Schedule I hereto and the pricing information set forth in Schedule I hereto.
2.          Agreements to Sell and Purchase.  Upon the terms and conditions set forth herein and at the purchase price per Share set forth in the next sentence, the Selling Stockholder agrees to sell the Firm Shares to the Underwriter.  Upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions set forth herein, the Underwriter agrees to purchase from the Selling Stockholder the Firm Shares at a purchase price of $20.02 per Share (the “purchase price per Share”).

In addition, upon the terms and conditions set forth herein, the Selling Stockholder grants to the Underwriter an option to purchase up to 489,130 additional shares of Common Stock.  On each Additional Closing Date, if any, that Additional Shares are to be purchased, the Underwriter agrees to purchase the number of Additional Shares to be purchased on such Additional Closing Date.  The purchase price payable by the Underwriter for any Additional Shares is the purchase price per Share, less an amount per share equal to any dividends or distributions declared by the Company on its Common Stock and payable on the Firm Shares but not on such Additional Shares.
3.          Terms of Public Offering.  The Selling Stockholder has been advised by you that the Underwriter proposes to make a public offering of the Shares as soon after the Registration Statement is filed with the Commission and this Agreement has become effective as in the Underwriter’s judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.
Not later than 11:59 a.m., New York, New York time, on the second business day following the date the Shares are released by the Underwriter for sale to the public, the Company shall deliver or cause to be delivered, at the Company’s expense, copies of the Prospectus in such quantities and at such places as the Underwriter shall request.
4.          Delivery of the Shares and Payment Therefor.  Delivery to the Underwriter of the Firm Shares and payment therefor shall be made at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 at 10:00 a.m., New York, New York time, on July 24, 2020, or such other place, time and date not later than 1:30 p.m., New York, New York time, on July 31, 2020 as the Underwriter shall designate by notice to the Company and the Selling Stockholder (the time and date of such closing are called the “Closing Date”).  The place of closing for the Firm Shares and the Closing Date may be varied by agreement between the Underwriter, the Company and the Selling Stockholder.  The Company and the Selling Stockholder hereby acknowledge that circumstances under which the Underwriter may provide notice to postpone the Closing Date as originally scheduled include any determination by the Company, the Selling Stockholder or the Underwriter to recirculate to the public copies of an amended or supplemented Prospectus.
Delivery to the Underwriter of and payment for any Additional Shares to be purchased by the Underwriter shall be made at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 at 10:00 a.m., New York, New York time, on such date or dates (each, an “Additional Closing Date”) (which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than one nor later than ten business days after the giving of the notice hereinafter referred to) as shall be specified in one or more written notices, from the Underwriter to the Company and the Selling Stockholder, of the Underwriter’s determination to purchase a number, specified in such notice, of Additional Shares. Such notice may be given at any time or from time to time within 30 days after the date of the Prospectus and must set forth (i) the aggregate number of Additional Shares as to which the Underwriter is exercising the option and the date on which such Additional Shares are to be purchased and (ii) the account(s) (together with the related account holder information) to which the Additional Shares are to be delivered.  The place of closing for the Additional Shares and an Additional Closing Date may be varied by agreement between you, the Company and the Selling Stockholder.

The Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you in book entry form on the Closing Date or the applicable Additional Closing Date, as the case may be, against payment of the purchase price therefore by wire transfer of immediately available funds to accounts specified in writing, not later than the close of business on the business day next preceding the Closing Date or the applicable Additional Closing Date, as the case may be, by the Selling Stockholder. Payment for the Shares sold by the Selling Stockholder hereunder shall be delivered by the Underwriter to the Selling Stockholder.  Delivery of the Firm Shares and any Additional Shares shall be made through the facilities of The Depository Trust Company to the account(s) specified by the Underwriter not later than the close of business on the business day next preceding the Closing Date or the applicable Additional Closing Date, as the case may be, unless the Underwriter and the Selling Stockholder shall otherwise agree.
5.          Covenants and Agreements of the Company.  The Company covenants and agrees with the Underwriter as follows:
(a)          The Company will advise you promptly and, if requested by you, will confirm such advice in writing (i) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus, (ii) if Rule 430A under the Act is employed, when the Prospectus has been timely filed pursuant to Rule 424(b), (iii) of the receipt of any comments of the Commission, or any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purposes or pursuant to Section 8A under the Securities Act or if any proceeding for such purpose or pursuant to Section 8A under the Securities Act shall, to the knowledge of the Company, be threatened or contemplated by the Commission, (v) when any supplement to the Prospectus, any Issuer Free Writing Prospectus, any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 (each, a “Written Testing-the-Waters Communication”) or any amendment to the Prospectus has been filed or distributed, and (vi) within the time period referred to in Section 5(h) hereof, of any change in the Company’s and its subsidiaries’, taken as a whole, condition (financial or other), business, properties, net worth, results of operations or business prospects, or of any event that comes to the attention of the Company, in each case that makes any statement made in the Registration Statement, the Time of Sale Information, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act.  If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.  The Company will file with the Commission the Prospectus in accordance with Rule 424(b) before the close of business on the second business day immediately following the date hereof and will provide the Underwriter, without charge, copies of the form of such Prospectus, in such number as the Underwriter may reasonably request.

(b)   The Company will furnish to you, without charge, four signed duplicate copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request.
(c)   The Company will promptly file with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Act or requested by the Commission.
(d)   The Company will furnish a copy of any amendment or supplement to the Registration Statement, to the Time of Sale Information or to the Prospectus or any Issuer Free Writing Prospectus to you and counsel for Underwriter and obtain your consent prior to filing any of those with the Commission.
(e)   The Company will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or a Written Testing-the-Waters Communication without your prior consent.
(f)     The Company will retain in accordance with the Act all Issuer Free Writing Prospectuses not required to be filed pursuant to the Act; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify you and, upon your request, to file such document and to prepare and furnish without charge to the Underwriter as many copies as it may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission.
(g)   Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Preliminary Prospectus. Consistent with the provisions of Section 5(h) hereof, the Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company.

(h)   As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriter a prospectus is required by the Act to be delivered in connection with sales by the Underwriter or a dealer, and for so long a period as you may request for the distribution of the Shares, the Company will deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus and the Time of Sale Information (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of the Prospectus and the Time of Sale Information (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by the Underwriter or any dealer. If the Time of Sale Information is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriter is required to be set forth in or incorporated by reference into the Time of Sale Information (as then amended or supplemented) or should be set forth or incorporated by reference therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Time of Sale Information to comply with the Act or any other law, the Company will forthwith prepare and, subject to Section 5(a) and 5(d) hereof, file with the Commission and use its best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to the Underwriter, without charge, a reasonable number of copies thereof. If at any time prior to the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Shares under Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriter is required to be set forth in or incorporated by reference into the Prospectus (as then amended or supplemented) or should be set forth or incorporated by reference therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to Section 5(a) and 5(d) hereof, file with the Commission and use its best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to the Underwriter, without charge, a reasonable number of copies thereof.
(i)   The Company will cooperate with you and counsel for the Underwriter in connection with the registration or qualification of the Shares for offering and sale by the Underwriter and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Shares, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise you promptly in writing.

(j)   The Company will make generally available to its security holders a consolidated earnings statement covering a twelve-month period commencing with the first fiscal quarter after the “effective date” (as defined in Rule 158 promulgated under the Act) of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and the provisions of Rule 158 promulgated under the Act, it being understood and agreed that such earnings statement shall be deemed to have been made available by the Company if the Company is in compliance with its reporting obligations pursuant to the Exchange Act, if such compliance satisfies the conditions of Rule 158, and if such earnings statement is made available on EDGAR.
(k)   For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus, the Company will not, directly or indirectly, (i) offer for sale, sell, pledge, lend or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Morgan Stanley.
The restrictions contained in the preceding paragraph shall not apply to (1) the filing by the Company of a registration statement in connection with the sale of the Shares to be sold hereunder, (2) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant, settlement of restricted stock or the conversion of a security outstanding on the date hereof pursuant to stock plans or otherwise and disclosed in the Time of Sale Information, (3) the issuance by the Company of shares, restricted stock, or options to purchase shares of Common Stock pursuant to the Company’s equity plans as in effect on the date hereof and disclosed in the Time of Sale Information, (4) the filing by the Company of a registration statement on Form S-8 or a successor form thereto pertaining to the Company’s employee benefit plans described in the Time of Sale Information and (5) beginning on the day that is 61 days from the date hereof, the issuance of Common Stock directly to a seller or sellers of a business or assets as part of the purchase price in connection with acquisitions thereof by the Company, provided that the aggregate number of shares of Common Stock that the Company may offer pursuant to this clause (5) shall not exceed 5% of the total number of shares of Common Stock issued and outstanding as of the date hereof and provided, further, that the Company shall cause all such recipients of shares of Common Stock pursuant to this clause (5) to enter into a “lock-up” agreement substantially in the form of Exhibit A hereto (each, a “Lock-Up Agreement”) pursuant to which such recipient will agree to be subject to all of the restrictions set forth therein for the remainder of the lock-up period set forth in the above paragraph; provided, further, that in the case of clauses (2) and (3) of this paragraph, the Company shall cause all officers and directors that are recipients of shares of Common Stock or any security convertible into or exercisable for shares of Common Stock to enter into a Lock-Up Agreement.  For purposes of this Agreement insofar as it relates to Lock-Up Agreements, “officer” has the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act.

The Company will further cause each of its officers and directors to furnish to the Underwriter a Lock-Up Agreement prior to the date hereof. Any transfers, sales or other actions taken by any such officer or director that is not in violation of his or her Lock-Up Agreement shall not be deemed to be an action of the Company that is prohibited by the first paragraph of this clause (k) solely by virtue of his or her status as an officer or director.
(l)   Prior to the Closing Date or the applicable Additional Closing Date, as the case may be, the Company will furnish to you, as promptly as possible, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any period subsequent to the periods covered by the financial statements appearing in the Prospectus; provided, however, the Company will be deemed to have furnished such financial statements or information to the extent it is made publicly available on EDGAR.
(m) The Company will comply with all provisions of any undertakings contained in the Registration Statement.
(n)   The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.
(o)     The Company will timely file with the NASDAQ Global Select Market (“NASDAQ”) all documents and notices required by the NASDAQ of companies that have or will issue securities that are traded on the NASDAQ.
(p)   The Company has engaged and shall maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of its incorporation or the rules of any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules may be the same entity as the transfer agent) for the Common Stock.
(q)   If at any time after the date hereof any events shall have occurred as a result of which a Written Testing-the-Waters Communication, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omitted or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Written Testing-the-Waters Communication, to notify you and, upon your request, to promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to correct such conflict, statement or omission.

6.          Covenants and Agreements of the Selling Stockholder.  The Selling Stockholder covenants and agrees with the Underwriter as follows:
(a)          If this Agreement shall be terminated by the Underwriter pursuant to clause (i) of Section 13 hereof or because of any inability, failure or refusal on the part of the Company or the Selling Stockholder to perform any agreement herein or to comply with any of the terms or provisions hereof or to fulfill any of the conditions of this Agreement, the Selling Stockholder agrees to reimburse the Underwriter for all out-of-pocket expenses (including travel expenses and reasonable fees and expenses of counsel for the Underwriter, but excluding wages and salaries paid by you) reasonably incurred by the Underwriter in connection herewith.
(b)          For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus, the Selling Stockholder will not, directly or indirectly, (i) offer for sale, sell, pledge, lend or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (whether now owned or hereinafter acquired, and including Common Stock or such other securities which may be deemed to be beneficially owned by the Selling Stockholder in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a stock option or warrant), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (iii) make any demand for or exercise any right, or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Morgan Stanley. The restrictions contained in this paragraph shall not apply to (1) the Shares to be sold hereunder, (2) any transfer by the Selling Stockholder as a bona fide gift or gifts or by will, other testamentary document or intestate succession to the legal representative, heir or beneficiary of the Selling Stockholder, provided that the donee or donees thereof enters into a Lock-Up Agreement, (3) any transfer by the Selling Stockholder to any other trust, provided that the trust enters into a Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value, or (4) any transfer by the Selling Stockholder to an entity in which more than fifty percent of the voting interests are owned by the Selling Stockholder or the family members (as defined in Section A.1(a) of the General Instructions to S-8 under the Securities Act) of the grantor, trustees, or beneficiaries of the Selling Stockholder, provided that the entity enters into a Lock-Up Agreement; provided, however, that it shall be a condition to the transfers pursuant to clauses (2), (3) and (4) above that such transfers are not required to be reported and are not voluntarily reported with the Commission on Form 4 in accordance with Section 16 of the Exchange Act, and no other public filing or report regarding such transfer shall be required or shall be voluntarily made during the lock-up period provided in this Section 6(b).

(c)        The Shares to be sold by the Selling Stockholder hereunder are subject to the interest of the Underwriter, the arrangements made by the Selling Stockholder pursuant hereto are to that extent irrevocable, and the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, or by the death or incapacity of any executor or trustee or the termination of the Selling Stockholder, or the occurrence of any other event.
(d)        Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) shall use or refer to any “free writing prospectus” or Written Testing-the-Waters Communication relating to the Shares.
(e)        The Selling Stockholder shall deliver to the Underwriter, prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8 or Form W-9, as applicable (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).
(f)   The Selling Stockholder will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.
(g)   The Selling Stockholder will deliver to the Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Selling Stockholder undertakes to provide such additional supporting documentation as the Underwriter may reasonably request in connection with the verification of the foregoing Certification.
7.          Representations and Warranties of the Company.  The Company hereby represents and warrants to the Underwriter on the date hereof, and shall be deemed to represent and warrant to the Underwriter on the Closing Date and each Additional Closing Date, as the case may be, that:
(a)          The Company has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Shares, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and the Shares have been and remain eligible for registration by the Company on such automatic shelf registration statement.  The Registration Statement is effective under the Act.  No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purposes or pursuant to Section 8A under the Securities Act are pending before or, to the knowledge of the Company, threatened or contemplated by the Commission.

(b)          The Registration Statement conformed, and any amendment to the Registration Statement filed after the date hereof will conform, when filed to the requirements of the Act in all material respects.  The Preliminary Prospectus conformed, and the Prospectus will conform, when filed with the Commission pursuant to Rule 424(b), to the requirements of the Act in all material respects.
(c)         Except for statements in such documents which do not constitute part of such documents pursuant to Rule 412 of the Act and after substituting therefor any statements modifying or superseding such excluded statements, neither the Registration Statement nor the Preliminary Prospectus contains any untrue statement of a material fact, and neither the Registration Statement nor the Preliminary Prospectus omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or Preliminary Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, it being understood that the only such information furnished by the Underwriter is that described in Section 10 hereof.
(d)          Except for statements in the Prospectus which do not constitute part of the Prospectus pursuant to Rule 412 of the Act and after substituting therefor any statements modifying or superseding such excluded statements, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, it being understood that the only such information furnished by the Underwriter is that described in Section 10 hereof.
(e)          Except for statements in the Time of Sale Information which do not constitute part of the Time of Sale Information pursuant to Rule 412 of the Act and after substituting therefor any statements modifying or superseding such excluded statements, the Time of Sale Information does not, and will not at the time of sale of the Shares, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Time of Sale Information in reliance upon and in conformity with in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, it being understood that the only such information furnished by the Underwriter is that described in Section 10 hereof.

(f)          (i) Each Issuer Free Writing Prospectus (including any road show that is a free writing prospectus under Rule 433 under the Act), when considered together with the Time of Sale Information at the time of sale of the Shares, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) each Written Testing-the-Waters Communication, when considered together with the Time of Sale Information at the time of sale of the Shares, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(g)          Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Act.  The Company has not prepared, used or referred to any Issuer Free Writing Prospectus without the prior written consent of the Underwriter.  The Company has retained in accordance with the Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Act.
(h)   The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the prior written consent of the Underwriter with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Act  and otherwise in compliance with the requirements of Rule 163B  under the Act and (ii) has not authorized anyone other than the Underwriter to engage in Testing-the-Waters Communications.  The Company has not distributed any Written Testing-the-Waters Communication other than those, if any, listed on Schedule I hereto.
(i)           As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Information, (B) any free writing prospectus, when considered together with the Time of Sale Information, and (C) any individual Testing-the-Waters Communication, when considered together with the Time of Sale Information, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(j)       The authorized capital stock of the Company was and is as set forth in and incorporated by reference into the Time of Sale Information and the Prospectus as of the date set forth therein. All the outstanding shares of Common Stock of the Company, including the Shares, have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; except as set forth in or incorporated by reference into the Time of Sale Information and the Prospectus, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock; the capital stock of the Company and the Shares conform to the description thereof in the Registration Statement, the Time of Sale Information and the Prospectus (or any amendment or supplement thereto).

(k)         Each of the Company and its subsidiaries is duly organized and validly existing as a corporation, limited liability company or other organization in good standing under the laws of the jurisdiction of its incorporation or organization with full corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, properties, net worth, results of operations or business prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).
(l)          The issued shares of capital stock or other equity interests of each of the Company’s subsidiaries have been duly authorized and validly issued, and, to the extent such subsidiaries are corporations, are fully paid and nonassessable and are owned by the Company or a direct or indirect wholly-owned subsidiary of the Company, free and clear of any security interests, liens, encumbrances, equities or claims, except such security interests, liens, encumbrances, equities or claims arising under agreements disclosed in the Time of Sale Information. The Company does not have any subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, limited liability company, joint venture, association, trust or other business organization, except as set forth in or incorporated by reference into the Registration Statement.  As used in this Agreement, subsidiaries shall mean majority or wholly owned direct and indirect subsidiaries of the Company.
(m)         There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or its subsidiaries or to which the Company or its subsidiaries or any of their properties are subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not described as required in all material respects.  Except as described in the Registration Statement, the Time of Sale Information and Prospectus, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of the Company, threatened, against or involving the Company or its subsidiaries or, to the knowledge of the Company, any of the property of the Company or its subsidiaries, which, if determined adversely to the Company or its subsidiaries, individually or in the aggregate, have prevented or adversely affected or would reasonably be expected to prevent or adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect, nor to the Company’s knowledge, is there any basis for any such action, suit, inquiry, proceeding or investigation. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus as required by the Act in all material respects. All such contracts to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or the applicable subsidiary, constitute valid and binding agreements of the Company or the applicable subsidiary and are enforceable against the Company or the applicable subsidiary in accordance with the terms thereof, except as enforceability thereof may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought. Neither the Company nor the applicable subsidiary has received notice or been made aware that any other party is in breach of or default to the Company under any of such contracts, except as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)        Neither the Company nor any of its subsidiaries is (i) in violation of (A) its certificate of incorporation or bylaws, or other organizational documents (B) any federal, state or foreign law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, the violation of which has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (C) any decree of any federal, state or foreign court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, the violation of which has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in (A) any bond, debenture, note or any other evidence of indebtedness or (B) any agreement, indenture, lease or other instrument (each of (A) and (B), an “Existing Instrument”) to which the Company or any of its subsidiaries is a party or by which any of their properties may be bound, which default has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and there does not exist any state of facts that constitutes an event of default on the part of the Company or any of its subsidiaries as defined in such Existing Instruments or that, with notice or lapse of time or both, would constitute such an event of default except, in each case, as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(o)          This Agreement has been duly and validly executed and delivered by the Company, and the Company’s execution and delivery of this Agreement and the performance by the Company of its obligations under this Agreement have been duly and validly authorized by the Company, and this Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

(p)          None of the offering or sale of the Shares by the Selling Stockholder, the execution, delivery or performance of this Agreement by the Company nor the consummation of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the underwriting terms of the offering contemplated hereby if and as required under FINRA’s Rules of Fair Practice), (ii) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, (A) the Company’s certificate of incorporation or the Company’s bylaws or (B) any agreement, indenture, mortgage, deed of trust, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of its properties may be bound, (iii) violates any statute, law, regulation, ruling, filing, judgment, injunction, order or decree applicable to the Company or any of its subsidiaries or any of their properties, or (iv) results in a breach of, or default or Debt Repayment Triggering Event (as defined below) under, or results in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or requires the consent of any other party to, any Existing Instrument, except, with respect to each of the foregoing clauses (i), (ii)(B), (iii) and (iv), for such conflicts, violations, breaches, defaults, liens, charges or encumbrances that have not resulted in and would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time (or both) would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
(q)          Except as described in the Time of Sale Information and the Prospectus, and except for stock grants and options to purchase capital stock issued pursuant to the Company’s stock option or other equity incentive plans described therein, neither the Company nor any of its subsidiaries has outstanding, or at the Closing Date and each Additional Closing Date, as the case may be, will have outstanding, any options to purchase, or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such warrants or convertible securities or obligations. No holder of securities of the Company or other person has rights to the registration of any securities of the Company, other than as described in the Time of Sale Information and the Prospectus, as a result of or in connection with the filing of the Registration Statement or the consummation of the transactions contemplated hereby that have not been satisfied or heretofore waived in writing.
(r)          (i) KPMG LLP (“KPMG”), the Company’s previous independent registered public accounting firm that has audited the financial statements (including the related notes thereto and supporting schedules) of the Company for the fiscal year ended December 31, 2017 incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants and registered with the Public Company Accounting Oversight Board to the extent required by the Act and (ii) Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm that has audited the financial statements (including the related notes thereto and supporting schedules) of the Company for the fiscal years ended December 31, 2019 and 2018 incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants and registered with the Public Company Accounting Oversight Board to the extent required by the Act.

(s)        The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial condition, results of operations, cash flows and changes in financial position of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with U.S. generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in or incorporated by reference into the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.  Except as disclosed in the Registration Statement, no other financial statements or schedules are required to be included or incorporated by reference in the Registration Statement.  All disclosures contained in or incorporated by reference into the Time of Sale Information and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with all applicable regulations, including but not limited to Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Act, and present fairly in all material respects the information shown therein and the Company’s basis for using such measures.
(t)          Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations not in the ordinary course of business, indirect, direct or contingent, or entered into any transaction that is not in the ordinary course of business that has resulted in or would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock (other than regular quarterly dividends consistent with the amounts per share paid during the immediately preceding quarter), and the Company is not in default under the terms of any class of capital stock of the Company or any outstanding debt obligations, (iv) there has not been any change in the authorized or outstanding capital stock of the Company or any material change in the indebtedness of the Company (other than in the ordinary course of business) and (v) there has not been any change (actual or, to the knowledge of the Company, pending) that constitutes or would reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Effect or any development involving or that would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, in each case with respect to this clause (v), whether or not arising in the ordinary course of business.

(u)           All offers and sales of the Company’s capital stock and other debt or other securities during the ten years prior to the date hereof were made in compliance with or were the subject of an available exemption from the Act and all other applicable state and federal laws or regulations, or any actions under the Act or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.
(v)           Upon consummation of the offering contemplated hereby, the Company will be in compliance with the designation and maintenance criteria applicable to NASDAQ issuers.
(w)          Other than excepted activity pursuant to Regulation M under the Exchange Act disclosed in advance in writing to the Underwriter, the Company has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or for any other purpose.
(x)           The Company and each of its subsidiaries have filed all tax returns required to be filed (other than tax returns, as to which the failure to file, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect), which returns are complete and correct, in all material respects, and neither the Company nor any subsidiary is in default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto, except (i) for any such tax that is currently being contested in good faith by appropriate proceedings and for which the Company and its subsidiaries retain adequate reserves in accordance with GAAP and (ii) where such default or failure to pay or settle has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  Except as disclosed in the Time of Sale Information and the Prospectus, all deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit that, by application of the same or similar principles, has resulted in or would reasonably be expected to result in a proposed deficiency for any other period not so audited which has given rise to or would reasonably be expected to give rise to, individually or in the aggregate, a Material Adverse Effect. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period.
(y)          Except as set forth in or incorporated by reference into the Time of Sale Information and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405) or any officer, director or security holder of the Company (whether or not an affiliate) that are required by the Act to be disclosed in the Registration Statement. Additionally, no relationship, direct or indirect, exists between the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any subsidiary, on the other hand, that is required by the Act to be disclosed in the Registration Statement, the Time of Sale Information and the Prospectus that is not so disclosed.
(z)          The Company is not and, after giving effect to the offering and sale of the Shares in accordance with this Agreement, will not be an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of the Investment Company Act of 1940, as amended.

(aa)          Each of the Company and its subsidiaries has good and valid title to all of its property (real and personal) material to the business of the Company and its subsidiaries, taken as a whole, or described in the Time of Sale Information and the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except (i) such as are described in the Time of Sale Information and the Prospectus or (ii) such as have not resulted in and would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. All properties (real and personal) held under lease by the Company and its subsidiaries are held by the Company and its subsidiaries under valid, subsisting and enforceable leases with only such exceptions as have not resulted in and would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.
(bb)    Each of the Company and its subsidiaries has all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter “permit” or “permits”) as are necessary to own its properties and to conduct its business in the manner described in the Time of Sale Information and the Prospectus, subject to such qualifications as may be set forth in or incorporated by reference into the Time of Sale Information and the Prospectus, except where the failure to have obtained any such permit has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Company and its subsidiaries has operated and is operating its business in compliance with all of its obligations with respect to each such permit and is not in violation of any of its permits, and no event has occurred that allows, or after notice or lapse of time (or both) would allow, revocation or termination of any such permit or result in any other material impairment of the rights of any such permit, subject in each case to such qualification as may be set forth in or incorporated by reference into the Time of Sale Information and the Prospectus and except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, except as described in the Time of Sale Information and the Prospectus or as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.
(cc)          The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The interactive data in eXtensible Business Reporting Language filed as exhibits to the reports incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Time of Sale Information, since the end of the Company’s most recent audited fiscal year, (i) no material weakness has been identified in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting has been identified that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

(dd)          The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised in a timely manner of (i) all known significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (ii) any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; since the date of the most recent evaluation of such disclosure controls and procedures, except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company and its subsidiaries are, and the Company has taken all necessary actions to ensure that the Company’s directors and officers in their capacities as such are, each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and NASDAQ promulgated thereunder.
(ee)          The Company and, to the knowledge of the Company, the Company’s directors or executive officers, in their capacities as such, are each in compliance in all material respects with Section 402 of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder.
(ff)          (i) None of the Company or any of its subsidiaries or affiliates, or any director, officer, or employee thereof, or, to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; and (ii) the Company and each of its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(gg)          (i) None of  the Company, any of its subsidiaries, or any director, officer, or employee thereof, or, to the Company’s knowledge, any agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including Crimea, Cuba, Iran, North Korea and Syria). The Company and each of its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
(hh)          The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(ii)           Except for any matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:  (i) no labor problem or dispute with the employees of the Company or any of its subsidiaries exists, or, to the Company’s knowledge, is threatened or imminent and (ii) the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors.  The Company is not aware that any key employee or significant group of employees of the Company or any of its subsidiaries plans to terminate employment with the Company or any of its subsidiaries.  There is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its subsidiaries. Except for matters which have not resulted in and would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, (I) neither the Company nor any of its subsidiaries has engaged in any unfair labor practice, and (II) to the Company’s knowledge, (x) no union organizing activities are currently taking place concerning the employees of the Company or any of its subsidiaries and (y) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules and regulations promulgated thereunder concerning the employees of the Company or any of its subsidiaries.

(jj)          The Company and its subsidiaries are (i) in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, except where such noncompliance with Environmental Laws, failure to receive required permits or failure to comply with the terms and conditions of such permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended.  Neither the Company nor any of its subsidiaries own, lease or occupy any property that appears on any list of hazardous sites compiled by any state or local governmental agency.  There are no costs or liabilities associated with Environmental Laws (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which have resulted in or would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.
(kk)          Each of the Company and its subsidiaries owns and has full right, title and interest in and to, or has valid licenses to use, each material trade name, trademark, service mark, patent, copyright, approval, trade secret and other similar rights (collectively “Intellectual Property”) under which the Company and its subsidiaries conduct all or any material part of its business, and the Company has not, except as described in the Registration Statement, the Time of Sale Information and the Prospectus Supplement, created any lien or encumbrance on, or granted any right or license with respect to, any such Intellectual Property except where the failure to own or obtain a license or right to use any such Intellectual Property has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; there is no claim pending against the Company or its subsidiaries with respect to any Intellectual Property and the Company and its subsidiaries have not received notice or otherwise become aware that any Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party.  Neither the Company nor any of its subsidiaries has become aware that any material Intellectual Property that it uses or has used in the conduct of its business infringes upon or conflicts with the rights of any third party.

(ll)             The Company and each of its subsidiaries are insured (i) by insurers that the Company has no reason to believe are not of recognized financial responsibility against such losses and risks and (ii) in such amounts as are prudent and customary in the businesses in which it is engaged; neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(mm)           The Company and its subsidiaries and any “employee benefit plan” (as defined under ERISA) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA and all other applicable state and federal laws.  “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”), of which the Company or such subsidiary is a member.  No “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates.  No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA).  Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.
(nn)           Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus are not based on or derived from sources that are reliable and accurate in all material respects.
(oo)           (i) The Company and each of its subsidiaries complies with its privacy policies and all contractual obligations and with applicable laws or other legal obligations regarding its or their collection, use, transfer, import, export, storage, protection, disposal and disclosure (as applicable) of personal, personally identifiable, sensitive, confidential or regulated data (“Data Security Obligations”, and such data, “Data”) except to the extent that the failure to do so has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) the Company has not received any notification of or complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate material non-compliance with any Data Security Obligation; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened alleging non-compliance with any Data Security Obligation.

(pp)          The Company and each of its subsidiaries’ technical and organizational measures are reasonably believed by the Company to be adequate in all material respects to protect the information technology systems and Data used in connection with the operation of the Company’s and its subsidiaries’ businesses. Without limiting the foregoing, the Company and its subsidiaries have used reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its subsidiaries’ businesses (“Breach”). There has been no such Breach, and the Company and its subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach.
(qq)         Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
(rr)          Except for such rights as have been duly exercised or waived, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the sale of the Shares by the Selling Stockholder hereunder.
(ss)           Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares by the Selling Stockholder shall be deemed a representation and warranty by the Company (and not a representation or warranty by the signing officer in his or her individual capacity), as to matters covered thereby, to the Underwriter.
(tt)          The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.
The Company acknowledges that for purposes of the opinions to be delivered to the Underwriter pursuant to Section 11 of this Agreement, counsel to the Company and counsel to the Underwriter will rely upon the accuracy and truth of the foregoing representations, and the Company hereby consents to such reliance.

8.          Representations and Warranties of the Selling Stockholder.  The Selling Stockholder hereby represents and warrants to the Underwriter on the date hereof, and shall be deemed to represent and warrant to the Underwriter on the Closing Date and each Additional Closing Date, as the case may be, that:
(a)          The Selling Stockholder has been properly formed and is a validly existing trust under the laws of its state of formation.
(b)          The Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder.
(c)          Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) has used or referred to any “free writing prospectus” or Written Testing-the-Waters Communication relating to the Shares.
(d)          The Selling Stockholder has good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares, free and clear of all liens, encumbrances, equities or claims.
(e)          Upon payment for the Shares sold by the Selling Stockholder, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities account of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (i) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriter with respect to such security entitlement.  For purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur (A) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the account(s) of the Underwriter on the records of DTC will have been made pursuant to the UCC.
(f)          This Agreement has been duly and validly executed and delivered by the Selling Stockholder, and the Selling Stockholder’s execution and delivery of this Agreement and the performance by the Selling Stockholder of its obligations under this Agreement have been duly and validly authorized by the Selling Stockholder, and this Agreement constitutes a valid and legally binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

(g)          None of the offering or sale of the Shares by the Selling Stockholder, the execution, delivery or performance of this Agreement by the Selling Stockholder nor the consummation of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Selling Stockholder or any of its properties or assets (except such as may be required for the registration of the Shares under the Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the underwriting terms of the offering contemplated hereby if and as required under FINRA’s Rules of Fair Practice), (ii) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, (A) the trust agreement (or similar organizational documents) of the Selling Stockholder or (B) any agreement, indenture, mortgage, deed of trust, lease or other instrument to which the Selling Stockholder is a party or by which any of its properties may be bound, (iii) violates any statute, law, regulation, ruling, filing, judgment, injunction, order or decree applicable to the Selling Stockholder or any of its properties, or (iv) results in a breach of, or default under, or results in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, or requires the consent of any other party to, any Existing Instrument to which the Selling Stockholder is a party or by which any of its properties may be bound, except, with respect to each of the foregoing clauses (i), (ii)(B), (iii) and (iv), for such conflicts, violations, breaches, defaults, liens, charges or encumbrances that have not impaired and would not reasonably be expected to impair, individually or in the aggregate, in any material respect the ability of the Selling Stockholder to fulfill its obligations under this Agreement.
(h)          There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of the Selling Stockholder, threatened, against or involving the Selling Stockholder or any property of the Selling Stockholder, which, if determined adversely to the Selling Stockholder, individually or in the aggregate, have impaired or would reasonably be expected to impair in any material respect the ability of the Selling Stockholder to fulfill its obligations under this Agreement, nor to the Selling Stockholder’s knowledge, is there any basis for any such action, suit, inquiry, proceeding or investigation.
(i)          Except for statements in such documents which do not constitute part of such documents pursuant to Rule 412 of the Act and after substituting therefor any statements modifying or superseding such excluded statements, neither the Registration Statement nor the Preliminary Prospectus contains any untrue statement of a material fact, and neither the Registration Statement nor the Preliminary Prospectus omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties set forth in this Section 8(i) only apply to statements or omissions in the Registration Statement and the Preliminary Prospectus with reference to information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use therein (the “Selling Stockholder Information”). Each of the Company, the Selling Stockholder and the Underwriter acknowledges and agrees that for all purposes of this Agreement, the only Selling Stockholder Information is the statements pertaining to the Selling Stockholder and the number of shares owned and the number of shares proposed to be sold by the Selling Stockholder under the caption “Selling Stockholder” in the Time of Sale Information and the Prospectus.

(j)          Except for statements in the Prospectus which do not constitute part of the Prospectus pursuant to Rule 412 of the Act and after substituting therefor any statements modifying or superseding such excluded statements, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 8(j) only apply to statements or omissions in the Registration Statement and the Preliminary Prospectus with reference to Selling Stockholder Information.
(k)          Except for statements in the Time of Sale Information which do not constitute part of the Time of Sale Information pursuant to Rule 412 of the Act and after substituting therefor any statements modifying or superseding such excluded statements, the Time of Sale Information does not, and will not at the time of sale of the Shares, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 8(k) only apply to statements or omissions in the Registration Statement and the Preliminary Prospectus with reference to Selling Stockholder Information.
(l)          Each Issuer Free Writing Prospectus (including any road show that is a free writing prospectus under Rule 433 under the Act), when considered together with the Time of Sale Information at the time of sale of the Shares, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 8(l) only apply to statements or omissions in the Registration Statement and the Preliminary Prospectus with reference to Selling Stockholder Information.
(m)         The Selling Stockholder is not prompted to sell the Shares by any information concerning the Company that is not set forth in or incorporated by reference into the Registration Statement, the Time of Sale Information and the Prospectus.
(n)          The Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
(o)          The Selling Stockholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company, the Selling Stockholder or the Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(p)          The sale of the Shares by the Selling Stockholder does not violate any of the Company’s internal policies regarding the sale of stock by its affiliates.
(q)          (i) None of the Selling Stockholder or, to the knowledge of the Selling Stockholder, any director, officer, employee, agent, representative, or affiliate thereof, is a Person that is, or is owned or controlled by one or more Persons that are (A) the subject of any Sanctions, or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including Crimea, Cuba, Iran, North Korea and Syria). (ii) The Selling Stockholder will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). (iii) The Selling Stockholder has not knowingly engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions. (iv) (A) None of the Selling Stockholder, or, to the knowledge of the Selling Stockholder, any director, officer, employee, agent, representative, or affiliate thereof has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official  in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (B) the Selling Stockholder has conducted its business in compliance with applicable anti-corruption laws and (C) the Selling Stockholder will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.
(r)          The Selling Stockholder is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.
(s)          Any certificate signed by the trustee of the Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed a representation and warranty by the Selling Stockholder (and not a representation or warranty by the signing trustee in his individual capacity), as to matters covered thereby, to the Underwriter.
The Selling Stockholder acknowledges that for purposes of the opinions to be delivered to the Underwriter pursuant to Section 11 of this Agreement, counsel to the Company, counsel to the Selling Stockholder and counsel to the Underwriter will rely upon the accuracy and truth of the foregoing representations, and the Selling Stockholder hereby consents to such reliance.

9.          Expenses.  Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, the Selling Stockholder agrees to pay or cause to be paid all expenses incidental to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Selling Stockholder’s counsel and the Company’s accountants and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof and of any Preliminary Prospectus to the Underwriter and dealers; (ii) the printing and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Preliminary Prospectus, the Time of Sale Information, the Blue Sky memoranda, this Agreement, the Selected Dealers Agreement and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws or Blue Sky laws, including reasonable attorneys’ fees and out-of-pocket expenses of the counsel for the Underwriter in connection therewith (such fees and expenses of counsel not to exceed $5,000); (iv) all expenses in connection with the preparation of offering materials or the registration or qualification of the Shares for offering and sale under applicable securities laws of Canada or its respective provinces in which the Shares may be offered for sale, including any applicable filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith; (v) the cost of preparing stock certificates, if any; (vi) the costs and charges of any transfer agent or registrar; (vii) any transfer taxes payable in connection with the delivery of the Shares to the Underwriter; (viii) all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the offering of the Shares by FINRA, in an amount not to exceed $25,000; (ix) all costs and expenses incident to listing the Shares on the NASDAQ; (x) all other fees, costs and expenses incident to the performance by the Company or the Selling Stockholder of their obligations under this Agreement; and (xi) the transportation (including, but not limited to the cost of private or charter aircraft, if any used in connection with the road show), lodging, graphics and other expenses incidental to the Company’s preparation for and participation in the road show for the offering contemplated hereby (but excluding the Underwriter’s direct travel and hotel costs).
Except as provided in this Section 9 and in Section 10 hereof, the Underwriter shall pay its own expenses, including the fees and disbursements of its counsel.  In addition, in the event that the proposed offering is terminated for the reasons set forth in Section 6(a) hereof, the Selling Stockholder agrees to reimburse the Underwriter as provided in Section 6(a).
The provisions of this Section 9 shall not supersede or otherwise affect any agreement that the Company or the Selling Stockholder may otherwise have for the allocation of such expenses among themselves.

10.          Indemnification and Contribution.
(a)          Subject to the limitations set forth in this Section 10, the Company and the Selling Stockholder, jointly and severally, agree to indemnify and hold harmless the Underwriter, the directors, officers, employees, agents and affiliates of the Underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Underwriter Parties”) from and against any and all losses, claims, damages, liabilities and expenses, including costs of investigation and reasonable attorneys’ fees and expenses reasonably incurred (collectively, “Damages”), arising out of or based upon (i) (A) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into the Registration Statement or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into the Preliminary Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus, any Testing-the-Waters Communication, any road show as defined in Rule 433(h) under the Act (a “road show”) or the Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each applicable case, after giving effect to Rule 412 under the Act, except to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with (1) written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, it being understood that the only such information furnished by the Underwriter is that described below in Section 10(d) or (2) the Selling Stockholder Information, or (ii) any inaccuracy in or breach of the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law. Except as set forth in Section 10(c), the Company and the Selling Stockholder shall reimburse each Underwriter Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Party in connection with investigating or defending or preparing to defend against any such Damages as such expenses are incurred. This indemnification shall be in addition to any liability that the Company and the Selling Stockholder may otherwise have.
(b)          Subject to the limitations set forth in this Section 10, the Selling Stockholder agrees to indemnify and hold harmless the Underwriter Parties from and against any and all Damages arising out of or based upon (i) (A) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into the Registration Statement or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into the Preliminary Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus, any Testing-the-Waters Communication, any road show or the Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each applicable case, after giving effect to Rule 412 under the Act, except to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, it being understood that the only such information furnished by the Underwriter is that described below in Section 10(d), or (ii) any inaccuracy in or breach of the representations and warranties of the Selling Stockholder contained herein or any failure of the Selling Stockholder to perform its obligations hereunder or under law.  Except as set forth in Section 10(c), the Selling Stockholder shall reimburse each Underwriter Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Party in connection with investigating or defending or preparing to defend against any such Damages as such expenses are incurred. This indemnification shall be in addition to any liability that the Selling Stockholder may otherwise have.

(c)          If any action or claim shall be brought against any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(d), such person (the “indemnified party”) shall promptly notify in writing each person against whom such indemnity may be sought (each an “indemnifying party” and, together, the “indemnifying parties”) (provided, however, that the failure to notify the indemnifying party under this Section 10(c) shall not relieve the indemnifying party from any liability which it may have under this Section 10(c) except to the extent it has been materially prejudiced by such failure), and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably acceptable to such indemnified party; provided, however, that the indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, except as otherwise provided in this Section 10(c). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed promptly to employ counsel reasonably acceptable to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), (iv) the indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to another indemnified party, or (v) the named parties in any such proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), and in any of which events all such fees and expenses shall be borne by the indemnifying parties and shall be paid promptly as they are incurred (but the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel firm (in addition to any local counsel) for the indemnified party).  The indemnifying party shall not be liable for any settlement of any such action effected without its written consent (such consent not to be unreasonably withheld), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified parties from and against any Damage by reason of such settlement or judgment, but (A) in the case of a judgment against the Underwriter Parties in respect of which indemnity may be sought against the Company, only to the extent stated in Section 10(a), (B) in the case of a judgment against the Underwriter Parties in respect of which indemnity may be sought against the Selling Stockholder, only to the extent stated in Sections 10(a) and 10(b), and (C) in the case of a judgment against the Company Parties (as defined below) or the Selling Stockholder Parties (as defined below) in respect of which indemnity may be sought against the Underwriter, only to the extent stated in Section 10(d).

(d)          Subject to the limitations set forth in this Section 10, the Underwriter agrees to indemnify and hold harmless the Selling Stockholder and any person who controls the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Selling Stockholder Parties”) and the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Company Parties”), to the same extent as the foregoing indemnities from the Company and the Selling Stockholder to the Underwriter Parties, but only with reference to information relating to the Underwriter furnished to the Company in writing by or on behalf of the Underwriter specifically for inclusion in the Registration Statement, the Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus, any road show or any Preliminary Prospectus, or any amendment or supplement thereto. The Company and the Selling Stockholder acknowledge that the (i) first sentence in the third paragraph under the caption “Underwriting” and (ii) information regarding stabilization transactions contained in the sixteenth paragraph under the caption “Underwriting” constitute the only information furnished by or on behalf of the Underwriter through you or on your behalf for inclusion in the Registration Statement, the Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus, any road show or any Preliminary Prospectus, or any amendment or supplement thereto.
(e)          In any event, the Company and the Selling Stockholder will not, without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which the indemnification may be sought hereunder (whether or not the Underwriter or any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the indemnified party from all liability arising out of such claim, action, suit or proceeding and contains no admission of any culpability of any indemnified party.

(f)          If the indemnification provided for in this Section 10 is unavailable or insufficient for any reason whatsoever to an indemnified party in respect of any Damages referred to herein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or indemnifying parties, on the one hand, and the indemnified party or indemnified parties, on the other hand, from the offering and sale of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative and several fault of the indemnifying party or indemnifying parties, on the one hand, and the indemnified party or indemnified parties, on the other hand, in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative and several benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriter shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company and the Selling Stockholder, on the one hand, or the Underwriter, on the other hand, from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Selling Stockholder, and the underwriting discounts and commissions received by the Underwriter, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder, on the one hand, or by the Underwriter, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 10(f) was determined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10(f), the Underwriter shall not be required to contribute any amount in excess of the amount of the underwriting commissions received by the Underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company’s and the Selling Stockholder’s obligation to contribute pursuant to this Section 10(f) are joint and several to the extent such obligation arises out the indemnification provided for in Section 10(a).
(g)          Notwithstanding Section 10(c), any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as Damages are incurred after receipt of reasonably itemized invoices therefor. The indemnity, contribution and reimbursement agreements contained in this Section 10 and the representations and warranties of the Company and the Selling Stockholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of an Underwriter Party, a Selling Stockholder Party or a Company Party, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement.  A successor to any Underwriter Party, any Selling Stockholder Party or any Company Party shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 10.

11.          Conditions of Underwriter’s Obligations.  The obligations of the Underwriter to purchase the Firm Shares hereunder are subject to the following conditions:
(a)         All filings required by Rules 424(b), 430A, 430B and 462 under the Act shall have been timely made.
(b)        You shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and Prospectus, (i) there shall not have been any change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iii) no legal or governmental action, suit or proceeding affecting the Company or any of its properties that if adversely determined has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or that affects or could reasonably be expected to affect, individually or in the aggregate, the transactions contemplated by this Agreement shall have been instituted or threatened, and (iv) there shall not have been any material change in the condition (financial or otherwise), business, properties, net worth, results of operations or business prospects of the Company or its subsidiaries that makes it impractical or inadvisable in your judgment to proceed with the public offering or purchase of the Shares as contemplated hereby.
(c)          You shall have received on the Closing Date (and each Additional Closing Date, if any) an opinion and negative assurance letter of Scudder Law Firm, P.C., L.L.O., counsel to the Company, in the respective forms previously agreed to with your counsel.
(d)         You shall have received on the Closing Date (and each Additional Closing Date, if any) the opinions of Scudder Law Firm, P.C., L.L.O. and Thompson Coburn LLP, counsel to the Selling Stockholder, each in the form previously agreed to with your counsel.
(e)          You shall have received on the Closing Date (and each Additional Closing Date, if any) an opinion and negative assurance letter of Cravath, Swaine & Moore LLP, as counsel for the Underwriter, dated the Closing Date or the applicable Additional Closing Date, as the case may be, with respect to the sale of the Shares, the Registration Statement and other related matters as you may reasonably request, and the Company and its counsel shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(f)          You shall have received letters addressed to you and dated the date hereof and the Closing Date and each Additional Closing Date, as the case may be, from (i) KPMG, the Company’s previous independent registered public accounting firm, substantially in the form heretofore approved by you, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements of the Company for the fiscal year ended December 31, 2017 and certain financial information contained in or incorporated by reference into the Registration Statement, the Time of Sale Information and the Prospectus and (ii) Grant Thornton, the Company’s independent registered public accounting firm, substantially in the form heretofore approved by you, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the other financial statements of the Company and certain financial information contained in or incorporated by reference into the Registration Statement, the Time of Sale Information and the Prospectus; provided, in the case of each of clauses (i) and (ii), that the letters delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
(g)          You shall have received the certificates addressed to you and dated the date hereof and the Closing Date and each Additional Closing Date, as the case may be, from the Chief Financial Officer of the Company, substantially in the form heretofore approved by you, certifying certain financial information contained in or incorporated by reference into the Registration Statement, the Time of Sale Information and the Prospectus.
(h)          (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose shall be pending or, to the knowledge of the Company, shall be threatened or contemplated by the Commission at or prior to the Closing Date or the applicable Additional Closing Date, as the case may be; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending or, to the knowledge of the Company, threatened or contemplated by the authorities of any jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; (iv) after the date hereof, no amendment or supplement to the Registration Statement, the Time of Sale Information or the Prospectus or any Issuer Free Writing Prospectus shall have been filed unless your consent was obtained pursuant to Section 5(d); and (v) all of the representations and warranties of the Company and the Selling Stockholder contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date or the applicable Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the applicable Additional Closing Date, as the case may be, and you shall have received (A) a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (or such other officers as are acceptable to you) to the effect set forth in this Section 11(h) and in Sections 11(b), 11(i) and 11(l) hereof, with respect to the Company and (B) a certificate, dated the Closing Date and signed by, or on behalf of, the Selling Stockholder to the effect set forth in this Section 11(h)(v) and in Section 11(i) hereof, with respect to the Selling Stockholder.
(i)           The Company and the Selling Stockholder shall not have failed at or prior to the Closing Date or the applicable Additional Closing Date, as the case may be, to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date or the applicable Additional Closing Date, as the case may be.

(j)          The Company and the Selling Stockholder shall have furnished or caused to have been furnished to you such further certificates and documents as you shall have reasonably requested.
(k)           At or prior to the date hereof, you shall have received a Lock-Up Agreement from each of the Company’s officers and directors, and each of the Company’s stockholders listed on Schedule II hereto, which Lock-Up Agreements shall be in full force and effect as of the date hereof and as of the Closing Date or the applicable Additional Closing Date, as the case may be.
(l)           There shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.
All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.
The obligations of the Underwriter to purchase Additional Shares hereunder are subject to the satisfaction on and as of the applicable Additional Closing Date of the conditions set forth in this Section 11, except that, if such Additional Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in this Section 11 shall be dated as of such Additional Closing Date and the opinions called for by paragraphs (c), (d) and (e) shall be revised to reflect the sale of Additional Shares.
If any of the conditions hereinabove provided for in this Section 11 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing or by telegram at or prior to such Closing Date or Additional Closing Date, as the case may be, but you shall be entitled to waive any of such conditions.
12.          Effective Time of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

13.          Termination of Agreement.  This Agreement shall be subject to termination in your discretion, without liability on the part of the Underwriter to the Company or the Selling Stockholder by notice to the Company and the Selling Stockholder, if prior to the Closing Date or an Additional Closing Date (if different from the Closing Date and then only as to the applicable Additional Shares), as the case may be, in your judgment, (i) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market (excluding temporary trading halts for the dissemination of information and trading suspensions or other restrictions referred to under clause (ii) of this Section 13), (ii) trading in securities generally on the NASDAQ or the New York Stock Exchange, the NYSE American, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or by order of the Commission or any court or other governmental authority, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by either federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, any change in financial markets or any calamity, crisis or political, financial or economic conditions or any other material event the effect of which, individually or in aggregate with any other event specified in this clause (iv), on is such as to make it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated by the Time of Sale Information or the Prospectus or to enforce contracts for the sale of the Shares. Notice of such cancellation shall be promptly given to the Company, the Selling Stockholder and their counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.
14.          Miscellaneous.  Except as otherwise provided in Sections 5 and 13 hereof, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered:
(i)	to the Company Heartland Express, Inc. 901 N. Kansas Avenue North Liberty, Iowa 52317 Attention: Christopher A. Strain
with a copy (which shall not constitute notice) to

Scudder Law Firm, P.C., L.L.O.
411 South 13th Street, Second Floor
Lincoln, Nebraska 68508
Attention:  Mr. Mark Scudder
(ii)	to the Selling Stockholder 2009 Gerdin Heartland Trust UTA 07/15/2009 901 North Kansas Avenue North Liberty, Iowa 52317 Attention: Mr. Michael Gerdin, Co-Trustee

with a copy (which shall not constitute notice) to

Thompson Coburn LLP
One US Bank Plaza
St. Louis, Missouri 63101
Attention:  Ms. Lacey Searfoss
(iii)	to the Underwriter

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Attention:  Equity Syndicate Desk

with a copy (which shall not constitute notice) to

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, New York 10019
Attention:  Johnny G. Skumpija
15.          Parties; Entire Agreement. This Agreement has been and is made solely for the benefit of the Underwriter, the Company, the Selling Stockholder and their respective successors, and the directors, officers, employees, agents, affiliates and controlling persons referred to in Section 10. No purchaser of Shares from the Underwriter shall be deemed to be a successor merely by reason of such purchase.
This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Information, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares
16.          Applicable Law; Counterparts; Headings; Definitions.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereunder.
This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.
This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto.
The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

For purposes of this Agreement and all related documents, unless the context otherwise requires, the term “including” means “including without limitation.”
17.          Waiver of Jury Trial; Submission to Jurisdiction.  The Company, the Selling Stockholder and the Underwriter each hereby irrevocably waive any right they may have to a trial by jury in respect to any claim based upon or arising out of this Agreement or the transactions contemplated hereby.
The Company and the Selling Stockholder irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement, the Time of Sale Information, the Prospectus, the Registration Statement or the offering of the Shares (each, a “Related Proceeding”).  Each of the Company and the Selling Stockholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in such a court and any claim that any such Related Proceeding brought in such a court has been brought in an inconvenient forum.
18.          No Fiduciary Duty.  Notwithstanding any pre-existing relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter, the Company and the Selling Stockholder acknowledge and agree that (i) nothing herein shall create a fiduciary or agency relationship between the Company and the Selling  Stockholder, on the one hand, and the Underwriter, on the other hand; (ii) the Underwriter has been retained solely to act as an underwriter and is not acting as an advisor, expert or otherwise, to the Company or the Selling Stockholder in connection with this offering, the sale of the Shares or any other services the Underwriter may be deemed to be providing hereunder, including with respect to the public offering price of the Shares; (iii) the relationship between the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other hand, is entirely and solely commercial, and the price of the Shares was established by the Selling Stockholder and the Underwriter based on discussions and arms’ length negotiations and the Company and the Selling Stockholder understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (iv) any duties and obligations that the Underwriter may have to the Company and the Selling Stockholder shall be limited to those duties and obligations specifically stated herein; and (v) notwithstanding anything in this Agreement to the contrary, the Company and the Selling Stockholder acknowledge that the Underwriter may have financial interests in the success of this public offering that are not limited to the difference between the price to the public and the purchase price paid to the Selling Stockholder for the shares and such interests may differ from the interests of the Selling Stockholder, and the Underwriter has no obligation to disclose, or account to the Selling Stockholder for any benefit it may derive from such additional financial interests.  The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by the applicable law, any claims they may have against the Underwriter with respect to any breach or alleged breach of fiduciary duty and agree that the Underwriter shall have no liability (whether direct or indirect) to the Company or the Selling Stockholder in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, the Selling Stockholder or any of the other stockholders, managers, employees or creditors of the Company.

19.          Research Analyst Independence.  The Company and the Selling Stockholder acknowledge that (a) the Underwriter’s research analysts and research department is required to be independent from its investment banking division and is subject to certain regulations and internal policies and (b) the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the value of the Common Stock and/or the offering that differ from the views of its investment banking division.  The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by law, any claims that they may have against the Underwriter with respect to any discrepancy or conflict of interest that may arise from the fact that the views expressed by the Underwriter’s independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholder by the Underwriter’s investment banking division.  The Company and the Selling Stockholder acknowledge that the Underwriter is a full service securities firm and as such, from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that are the subject of the transactions contemplated by this Agreement.
20.          Recognition of the U.S. Special Resolution Regimes.  (a) In the event that the Underwriter is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)          In the event that the Underwriter is a Covered Entity and becomes, or a BHC Act Affiliate of the Underwriter becomes, subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
For purposes of this Section 20, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
21.          USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Underwriter to properly identify its clients.

22.          Regulation BI. The Selling Stockholder acknowledges and agrees that, although the Underwriter may provide the Selling Stockholder with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriter is not making a recommendation to the Selling Stockholder to participate in the offering or sell any Shares at the purchase price, and nothing set forth in such disclosures or documentation is intended to suggest that the Underwriter is making such a recommendation.
23.          Electronic Execution, Delivery and Recordkeeping. For all purposes of this Agreement and any document to be signed or delivered in connection with or pursuant to this Agreement, the words “execution,” “execute”, “signed,” “signature,” “delivery” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, as the case may be, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery or the use of a paper-based recordkeeping system, as the case may be, and the parties consent to conduct the transactions contemplated hereunder by electronic means.

Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholder and the Underwriter.

Very truly yours,
HEARTLAND EXPRESS, INC.

/s/ Christopher A. Strain
Name:	Christopher A. Strain
Title:	Vice President of Finance, Treasurer, and Chief Financial Officer

SELLING STOCKHOLDER:

2009 GERDIN HEARTLAND TRUST UTA 7/15/2009

/s/ Michael J. Gerdin
Name:	Michael J. Gerdin
Title:	Co-Trustee

[Signature Page to Underwriting Agreement]

CONFIRMED as of the date first above mentioned.

MORGAN STANLEY & CO. LLC

By:	/s/ Ashraf Saheb
Name:	Ashraf Saheb
Title:	Vice President

[Signature Page to Underwriting Agreement]

SCHEDULE I
Free Writing Prospectuses
None.
Pricing Information
Number of Firm Shares:  3,260,870
Number of Additional Shares:  489,130
Public Offering Price:  $20.50 per share of Common Stock
Written Testing-the-Waters Communications
None.
I-1

SCHEDULE II
1.          Angela K. Janssen
2.          Julie J. Durr
3.          Ann S. Gerdin
4.          Ann S. Gerdin Revocable Trust
5.          2007 Gerdin Heartland Trust
II-1

EXHIBIT A
Form of Lock-up Agreement
Heartland Express, Inc.
Lock-Up Agreement
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Re:  Heartland Express, Inc. – Lock-Up Agreement
Ladies and Gentlemen:
The undersigned understands that Morgan Stanley & Co. LLC, (“you,” “Morgan Stanley” or the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Heartland Express, Inc., a Nevada corporation (the “Company”), and the 2009 Gerdin Heartland Trust UTA 7/15/2009 (the “Selling Stockholder”), providing for a public offering (the “Public Offering”) of Shares (as defined in the Underwriting Agreement).
In consideration of the agreement by the Underwriter to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is 90 days after the date of the final prospectus relating to the Public Offering (the “Lock-Up Period”), the undersigned agrees that, without the prior written consent of Morgan Stanley, the undersigned will not, directly or indirectly, (i) offer for sale, sell, pledge, lend or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) or securities convertible into or exchangeable for Common Stock, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (whether now owned or hereinafter acquired, and including Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and securities which may be issued upon exercise of a stock option or warrant) (collectively, the “Undersigned’s Shares”), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (iii) make any demand for or exercise any right, or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (iv) publicly disclose the intention to do any of the foregoing. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction that is designed to result in, or that reasonably could be expected to lead to, a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to or derives any significant part of its value from such Shares.

Notwithstanding the foregoing, the undersigned may, during the Lock-Up Period, transfer the Undersigned’s Shares (i) as a bona fide gift or gifts or by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust, provided that the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, [or] (iii) to an entity in which more than fifty percent of the voting interests are owned by the undersigned or the undersigned’s family members (as defined in Section A.1(a)(5) of the General Instructions S-8 under the Securities Act of 1933, as amended (the “Securities Act”)), provided that the entity agrees to be bound in writing by the restrictions set forth herein, [or (iv) to a member of the undersigned’s immediate family, provided that the undersigned’s immediate family member agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value]1; provided, however, that (A) it shall be a condition of transfers pursuant to clauses (i), (ii) or (iii) above that such transfers are not required to be reported and are not voluntarily reported with the Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and no other public filing or report regarding such transfer shall be required or shall be voluntarily made during the Lock-Up Period and (B) in the case of any transfers pursuant to clause (iv), if such transfers are required to be reported during the Lock-Up Period in accordance with the Exchange Act or are otherwise publicly reported during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such transfer was to an immediate family member that agreed to be bound in writing by the restrictions set forth herein. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. As of the date hereof, the Undersigned’s Shares are not, and for the duration of this Lock-Up Agreement, the Undersigned’s Shares will not be, pledged, hypothecated, or granted as collateral or security for any obligation.

1          NTD: Only include for Michael J. Gerdin, who serves as trustee of several GRATs established by his mother, Ann S. Gerdin, which hold Company common shares and make annuity payments in the form of Company common shares to her or to other trusts set up for her benefit, which would be covered by clause (ii).

[In addition, notwithstanding the foregoing, during the Lock-Up Period, the undersigned may sell or otherwise dispose of the Undersigned’s Shares for the purpose of raising proceeds to cover or otherwise satisfying the reasonably estimated U.S. federal or state tax liability incurred by the undersigned as a result of the vesting, during the Lock-Up Period, of restricted shares of Common Stock outstanding on the date hereof pursuant to stock plans in effect on the date hereof and disclosed in the Time of Sale Information (as defined in the Underwriting Agreement), provided that each such transfer shall occur on or about the time of such vesting and shall be of an amount of the Undersigned’s Shares that raises gross proceeds that, as nearly as reasonably practicable, approximate such tax liability, and provided further that if the undersigned is required to make a filing under the Exchange Act reporting a reduction in beneficial ownership of the Undersigned’s Shares during the Lock-Up Period as a result of such sale or disposition, the undersigned shall include a statement in such report to the effect that the purpose of such sale or other disposition was to cover tax obligations of the undersigned in connection with the vesting of the undersigned’s restricted shares of Common Stock.]2
[Nothing contained herein shall prohibit (i) the sale of Common Stock by the Selling Stockholder (as defined in the Underwriting Agreement) to the Underwriter as contemplated by the Underwriting Agreement or (ii) the undersigned from acting in his capacity as trustee of the Selling Stockholder with respect to such sale.]3
Furthermore, the undersigned may, during the Lock-Up Period, sell shares of Common Stock purchased by the undersigned on the open market following the closing of the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Commission and (ii) the undersigned does not otherwise voluntarily effect any public filing or report with the Commission regarding such sales.
The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares in violation of this Lock-Up Agreement.
The undersigned understands that the Company and the Underwriter are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
The undersigned acknowledges and agrees that the Underwriter has not provided any recommendation or investment advice nor has the Underwriter solicited any action from the undersigned with respect to the Public Offering of Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriter may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriter is not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that the Underwriter is making such a recommendation.

2          NTD: Only include for executive officers who hold restricted stock.
3          NTD: Only include for trustees of the selling stockholder.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions, and the Public Offering will only be made pursuant to the Underwriting Agreement.  This Lock-Up Agreement shall automatically terminate and be of no further force and effect if (i) prior to the execution of the Underwriting Agreement, the Underwriter advises the Company and the Selling Stockholder, or the Company or the Selling Stockholder advise the Underwriter, in writing, that it or they will not proceed with the Public Offering or (ii) the Underwriting Agreement terminates before the sale of any Shares to the Underwriter.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereunder.
Very truly yours,

Signature:
Print name:
Title:

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